UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2004

UNITED TECHNOLOGIES CORPORATION
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

EXPLANATORY NOTE

This amendment to the Form 8-K is being furnished herewith for the purpose of correcting certain minor typographical errors in Exhibit 99.1, the Registrant's press release announcing 2003 fourth quarter and 2003 full year financial results furnished by the Registrant to the Securities and Exchange Commission on January 20, 2004 under Item 12. The press release provided to the media did not contain these errors. No other changes have been made in the press release by this amendment.

Item 12. Results of Operations and Financial Condition

    Exhibit 99.1     Corrected press release dated January 20, 2004. This exhibit is furnished pursuant to Item 12 and should not be deemed "filed" under the Securities Act of 1934.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: January 20, 2004	By: /s/ Gregory J. Hayes
Gregory J. Hayes
Vice President, Controller

INDEX TO EXHIBITS
Exhibit Number	Exhibit Description	Page

99.1	Corrected press release, dated January 20, 2004, issued by United Technologies Corporation . . . . . . . . . . . . 1